Exhibit 99.2

 May 2022  NASDAQ: FBMS

 2  Safe Harbor  ABOUT THE FIRST BANCSHARES, INC.The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS. Contact: Chandra Kidd, Corporate Secretary.   ADDITIONAL INFORMATION ABOUT THE MERGER & WHERE TO FIND ITIn connection with the proposed merger of FBMS and Beach, FBMS will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Beach and a prospectus of FBMS, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FBMS, BEACH AND THE PROPOSED MERGER. The proxy statement/prospectus will be sent to the shareholders of Beach seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by FBMS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed   PARTICIPANTS IN THE TRANSACTIONFBMS, Beach Bancorp, Inc. (“Beach”) and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Beach in connection with the proposed merger of FBMS and Beach. Information about the directors and executive officers of FBMS may be found in the definitive proxy statement of FBMS filed with the SEC on April 6, 2022. Additional information regarding the interests of these participants and the directors and executive officers of Beach will also be included in the proxy statement/prospectus regarding the proposed transaction when it become available. The definitive proxy statement can be obtained free of charge from the sources described above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

 3  Forward Looking Statements  This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (10) the continued impact of the COVID-19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (11) higher inflation and its impacts; (12) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine; and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Statements about the potential effects of the COVID-19 pandemic and related variants on the Company’s assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.Risks relating to the proposed Beach Bancorp, Inc. merger (the “Merger”) including, without limitation, (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of one or both of the definitive agreement in respect of the Merger, (4) the risk of successful integration of Beach Bancorp, Inc. into the Company, (5) the failure to obtain the necessary approval by the shareholders of Beach Bancorp, Inc., (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by the Company to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the definitive agreements in respect of the Merger to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of the operations of Beach Bancorp, Inc. into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed.These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

 4  The First Bancshares: Building Shareholder Value

   58.4%Q1 ‘22 Efficiency Ratio, Operating (1)  18.2%Total Capital Ratio as of March 31, 2022  5thLargest Bank Headquartered in MS  $6.2bnAssets as of March 31, 2022  13# of Closed Transactions since 2010 (2)  5  Our Company  Company Overview  90Locations in Gulf South: MS, LA, AL, FL & GA  1996Bank Established in Hattiesburg, MS   Source: S&P Global Market Intelligence, Company documents(1) Refer to appendix for “Non-GAAP Reconciliation”(2) Includes 10 whole bank acquisitions, 2 branch acquisitions and 1 mortgage company acquisition  1.24% Q1 ’22PTPP ROAA, Operating (1)  VALDOSTA  TALLAHASSEE  DESTIN  PENSACOLA  MOBILE  GULFPORT  BATON ROUGE  JACKSON  HATTIESBURG                                                                                                                                                                                          FBMS Location (90)  STARKVILLE

Continuity of Leadership through Multiple Business Cycles

Responsible for devising and executing a disciplined and successful strategy of organic growth and strategic acquisitions

M. Ray "Hoppy" Cole, Jr.
President/CEO
36 Years of Experience

Dee Dee Lowery
Executive VP, CFO
32 Years of Experience

Jarrett Nicholson
Executive VP
Chief Operating Officer
29 years experience

George Noonan
Executive VP
Chief Credit Officer
23 years experience

JJ Fletcher
Chief Lending Officer
23 years experience

Emily Agostinelli
Chief Audit Officer
22 years experience

Jerome Brown
Executive VP
Community Development
18 years experience

Ion Mixon
Executive VP
Risk Manager
22 years experience

TheFirst BANCSHARES, INC.
6

   Evolution of Our Franchise  December 31, 2009        March 31, 2022  Total Assets ($mm) – Organic and Acquisitive Growth   FBMS Branch (9)                Hattiesburg  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q1 ’22 data as of 3/31/22  7  2010 –Q1 ’22 CAGR: 25%  Hattiesburg  Destin  Gulfport  Pensacola          FBMS Branch (88)  FBMS LPO (2)

   Improving Geographic Diversification of our Balance Sheet  8  2015 Deposits by State  March 31, 2022 Deposits by State  Source: S&P Global Market Intelligence, Company documents2009 and 2015 data as of 6/30  2015 Loans by State  March 31, 2022 Loans by State  2009 Loans by State  2009 Deposits by State

   Our Market Demographics  9   Source: S&P Global Market Intelligence Note: Demographic information may not be indicative of the characteristics of the particular markets in which we operate(1) Demographic data deposit weighted by county; deposit data as of 6/30/21  ‘22 – ‘27 Projected Population Growth (%)  ‘22 – ‘27 Projected Median HHI Growth (%)  2027 Projected Median HHI ($)  November 2021 Unemployment Rate (%)  (1)  (1)  (1)  (1)

 10    2012  2013  2014  2015  2016  2017  2018  2019  2020  2021  Q1 ‘22  Average Stock Price ($)  $9.21  $12.99  $14.54  $16.40  $18.88  $29.06  $35.08  $31.79  $24.54  $37.66  $36.32  Average Market Capitalization ($)In Millions  $28.5  $57.3  $75.8  $88.1  $101.4  $277.4  $455.0  $542.9  $505.7  $791.7  $757.3  Average Daily Volume (shares)  1,679  3,841  4,453  7,387  3,819  24,078  34,841  48,983  77,982  62,675  67,945  Price/LTM EPS (x)  8.1x  14.6x  12.2x  11.8x  16.8x  29.7x  18.7x  15.1x  12.8x  12.8x  11.1x  Price/Tangible Book (%)  78.8%  130.6%  120.0%  140.0%  177.9%  230.0%  179.2%  188.2%  147.6%  165.7%  144.4%  Market Information and Historical Pricing  Source: S&P Global Market Intelligence, Company documentsCompany financial data and market data as of 3/31/22

Overview of Potential Whole Bank Opportunities

- Includes all banks and thrifts headquartered in Alabama, Georgia, Louisiana, Mississippi, Tennessee, and select Florida [1] markets with total assets between $450 million and $3.0 billion

Opportunities by State

State	# of Banks	Assets ($mm)	Branches
Alabama	25	$28,099	347
Florida	11	9,287	92
Georgia	26	25,598	245
Louisiana	31	32,760	452
Mississippi	18	16,630	273
Tennessee	39	40,467	507
Total:	**150**	**$152,842**	**1,916**

Opportunities by Asset Size



Number of Opportunities
50
40
30
20
10
0
AL
FL
GA
LA
MS
TN
25
4
5
16
11
2
9
26
3
6
17
31
4
7
20
18
5
13
39
2
14
23
$450 mm - $1.0 bn
$1.0 bn - $2.0 bn
$2.0 bn - $3.0 bn



Nashville
Knoxville
Chattanooga
TN
Memphis
Huntsville
MS
Birmingham
Atlanta
Shreveport
Jackson
AL
Columbus
Montgomery
GA
LA
Baton Rouge
Mobile
Tallahassee
Jacksonville
FL
New Orleans
Orlando
Tampa
Banks: $450 mm - $1.0 bn
Banks: $1.0 bn - $2.0 bn
Banks: $2.0 bn - $3.0 bn

Source: S&P Global Market Intelligence
Data as of 3/31/22

(1) Select Florida markets include banks and thrifts headquartered north of and including the Orlando, FL MSA; excludes merger targets and MHCs

TheFirst BANCSHARES, INC.

11

 Eleven Years of Record Earnings  Superior Performance and Execution  Strategically Focused on Acquisitive and Organic Growth  Strong Capital Structure  Situated in Growing Markets  Shareholder Value and Return Demonstrated  Successful Leadership Team  12  Seven ReasonsTo Invest in The First

Credit Highlights

Franchise and Management Strength

- Southeast markets remain resilient through the COVID pandemic; unemployment well below national average
- 90 locations across 5 states; ranked in the top 10 by deposit market share by county / parish in ~73% of our franchise
- Geographically diversified loan portfolio
- Experienced, performance driven management team with local market knowledge

Granular Loan and Deposit Portfolio

- 55% loan-to-deposit ratio
- Core funded franchise with 97.4% core deposits and 0.18% cost of deposits
- Increased monitoring of hotel, restaurant and retail portfolio
- Prudent credit culture and pristine asset quality in light of deferrals

Strong Profitability and Capital Position

- Consistent historic improvement in profitability metrics and differentiated sources of revenue
- Solid PTPP ROAA (1.24% in Q1 '22) to support capital generation and potentially absorb any loan losses
- Capital ratios far in excess of well capitalized minimums (Q1 '22 CET1 Ratio of 13.3% and Total Capital Ratio of 18.2%)
- Q1 '22 58.4% efficiency ratio, operating (1)

Source: S&P Global Market Intelligence
Data as of or for the three months ended 3/31/22
(1) Refer to appendix for "Non GAAP Reconciliation"

The First Bancshares, Inc.
13

Building Franchise Value

Seven Acquisitions | Closed 2018 – '21

TheFirst BANCSHARES, INC.

	First Community Bank	Sunshine Community Bank	FMB	FPB	First Florida Bank	SGB Southwest Georgia Financial Corporation	CADENCE BANK	*Total Gained:*
Geography	Mobile, AL MSA	Tallahassee, FL MSA	Tallahassee, FL MSA	Hammond, LA MSA	Destin, FL MSA	Valdosta, GA MSA	Starkville, MS	
Date Closed	March '18	April '18	November '18	March '19	November '19	April '20	December '21	
Branches	9	5	6	7	6	8	7	41
Purchase Price	Cash & Stock: $60.0M	Cash & Stock: $30.5M	Cash & Stock: $80.0M	All Stock: $86.1M	Cash & Stock: $84.3M	All Stock: $47.9M	Deposit Premium: $1.0M	--
Assets	$398.5M	$213.1M	$477.1M	$375.7M	$428.5M	$535.7M	$400M	$2.8B
Loans	$269.9M	$173.1M	$331.6M	$247.8M	$248.9M	$394.6M	$40.5M	$1.7B
Deposits	$357.3M	$154.2M	$428.1M	$313.4M	$372.3M	$475.9M	$410M	$2.5B
Detailed Internal & 3rd Party Loan Review	✔	✔	✔	✔	✔	✔		
Target Assets / FBMS Assets	~22%	~10%	~19%	~13%	~12%	~13%	~7%	

14

TheFirst BANCSHARES, INC.

 15  Financial results

   EPS  Net Income ($mm)  16  Pre-tax Pre Provision Income ($mm), Operating (1)  PTPP ROAA, Oper. (1)   Source: S&P Global Market Intelligence Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation”  Historical Performance Over TimeEleven Years of Record Earnings  $0.82  $1.16  $0.96  $1.19  $1.55  $1.57  $1.11  $1.62  $2.55  $2.52  1.62%  1.74%  1.75%  1.79%  1.87%  2.03%  1.61%  1.42%  1.49%  $3.03  1.33%  1.24%

   4.05%  Net Interest Income Over Time  3.74%  3.99%  3.59%  3.44%  3.70%  3.72%  3.71%  Net Interest Income ($mm)  NIM  3.34%  3.83%  3.94%  4.06%  3.93%  3.63%  3.58%  3.51%  4.02%  Source: S&P Global Market IntelligenceAnnual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter  3.13%  3.14%  3.25%  17  3.64%  3.14%  2.78%

Execution of Strategic Vision

- In 2009, FBMS formulated a strategic vision focused on branch expansion and acquisition of banks with assets less than $500 million in MS, AL, LA, FL and GA

Price Performance since 12/31/08



$45.00
$35.00
$25.00
$15.00
$9.04
$5.00
$33.91
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
4/30/13 Acquired First National Bank of Baldwin County
3/22/13 $20.0M Preferred Stock Offering
7/1/14 Acquired BCB Holding Company, Inc.
12/14/15 Acquired Mortgage Connection, LLC
1/1/17 Acquired Gulf Coast Community Bank
1/1/17 Acquired Iberville Bank
10/24/16 $63.3M Preferred Stock Offering
3/1/18 Acquired South West Banc Shares, Inc.
10/26/17 $58.4M Common Stock Offering
10/31/18 Acquired FMB Banking Corp.
4/1/18 Acquired Sunshine Financial, Inc.
5/1/18 $66.0M Subordinated Debt Offering
10/31/19 Acquired First Florida Bancorp, Inc.
3/1/19 Acquired FPB Financial Corp.
9/25/20 $65.0M Subordinated Debt Offering
4/3/20 Acquired Southwest Georgia Financial Corporation
12/3/21 Acquired 7 branches from divested deposits of BXS-CADE

Source: S&P Global Market Intelligence, Company documents
Pricing data as of 4/21/22

18

   Historical Profitability Trends  19   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation”   Reported ROAA (%)  ROAA, Operating (%) (1)  Reported ROATCE (%) (1)  ROATCE, Operating (%) (1)  PTPP ROAA, Oper. (1)  1.61%  1.42%  1.49%  1.33%  1.24%

   20  Historical Profitability Trends  Non-interest Income, Oper. / Adj. Operating Revenue (%) (1)  Non-interest Income Q1 ‘22 (%)  Efficiency Ratio, Operating (%) (1)  Adjusted Operating Expense / Average Assets (%) (1)   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter (1) Refer to appendix for “Non-GAAP Reconciliation”

   Historical Balance Sheet Growth  21  Assets ($mm)  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q1 ’22 data as of 3/31/22   Loans ($mm)  Deposits ($mm)  PPP Loans    2012 – Q1 ‘22 CAGR: 24%  2012 – Q1 ‘22 CAGR: 26%  2012 – Q1 ‘22 CAGR: 27%

Building Upon a Proven Track Record

Executing Upon Growth Strategy

3/22/2013
$22.0M Equity Offering
Assets: $789 million

→ **4/23/2013**
Acquired First Baldwin Bancshares, Inc.
Assets: $965 million

→ **7/1/2014**
Acquired BCB Holding Company, Inc.
Assets: $989 million

→ **12/14/2015**
Acquired Mortgage Connection, LLC
Assets: $1.1 billion

→ **10/24/2016**
$63.3M Equity Offering
Assets: $1.3 billion

→ **1/1/2017**
Acquired Gulf Coast Community Bank
Assets: $1.8 billion

→ **1/1/2017**
Acquired Iberville Bank
Assets: $1.8 billion

→ **10/26/2017**
$58.4M Common Stock Offering
Assets: $1.8 billion

→ **3/1/2018**
Acquired South West Banc Shares, Inc.
Assets: $2.3 billion

→ **4/1/2018**
Acquired Sunshine Financial, Inc.
Assets: $2.5 billion

→ **5/1/2018**
$66.0M Subordinated Debt Offering
Assets: $2.5 billion

→ **10/31/2018**
Acquired FMB Banking Corporation
Assets: $3.0 billion

→ **3/2/2019**
Acquired FPB Financial Corp.
Assets: $3.5 billion

→ **10/31/2019**
Acquired First Florida Bancorp
Assets: $3.9 billion

→ **4/3/2020**
Acquired SGB
Assets: $5.1 billion

→ **9/25/2020**
$65.0M Subordinated Debt Offering
Assets: $5.2 billion

→ **12/3/2021**
Acquired 7 MS Branches from CADE
Assets: $400 million

Tangible Book Value Per Share Growth (1)



$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Source: S&P Global Market Intelligence
Note: Assets shown as of next quarter after close; dates are as of transaction close, unless otherwise specified
(1) Tangible book value per share as of 3/31/22 inclusive of ($76.8 million) change in accumulated other comprehensive income and the repurchase of 600,000 shares during the quarter

TheFirst BANCSHARES, INC.
22

   23  Strong Balance Sheet & Earnings Power  TCE+ALL / Loans (%)  Core Deposits (%)  Efficiency Ratio, Operating (%) (1)  Loans / Deposits (%)  38 bps higher than peers  221bps lower than peers  21 percentage points lower than peers  5.5 percentage points higher than peers   Source: S&P Global Market Intelligence Peer data as of or for the three months ended 3/31/22 Note: Peers include all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV with total assets between $1 billion and $10 billion(1) Refer to appendix for “Non-GAAP Reconciliation”

 24  Loan & deposit information

Loan Portfolio Overview

Q1 '22 Loan Composition



Farmland
3%
Consumer &
Other
2%
C&I
12%
C&D
13%
Non Owner
Occupied
CRE
17%
1-4 Family
26%
Owner-
Occupied
CRE
25%
Multifamily
3%

Loan Portfolio	Amount
C&D	$387
1-4 Family	760
Multifamily	81
Owner-Occupied CRE	741
Non Owner-Occupied CRE	508
C&I	351
Farmland	79
Consumer & Other	72
Gross Loans & Leases	$2,978

- Granular loan portfolio, average loan size **excluding PPP** is ~$161 thousand
- Top 25 loans represent ~9% of total portfolio
- De Minimis consumer credit card loans ($1.6 million or 0.1% of total loans)
- Limited energy exposure ($24.4 million or 0.8% of total loans)
- No Shared National Credits ("SNCs")

Historical Loan Composition



1.9%
13.5%
16.7%
21.3%
27.0%
14.9%
1.9%
14.5%
17.1%
20.5%
25.7%
14.5%
1.5%
12.7%
16.8%
22.6%
27.5%
13.8%
3.0%
17.5%
16.6%
22.0%
3.7%
25.4%
9.6%
3.0%
12.3%
17.9%
23.9%
25.5%
12.3%
2017
2018
2019
2020
2021
C&D
1-4 Family
Multifamily
Owner-Occupied CRE
Non Owner-Occupied CRE
Consumer & Other
C&I
Farmland

Dollars in millions, unless otherwise noted
Source: S&P Global Market Intelligence
Data as of 12/31 each respective year

TheFirst BANCSHARES, INC.

25

   26  Loan Growth Over Time  Quarterly Loan Growth (Ex. PPP) Over Time  Source: S&P Global Market IntelligenceQuarterly data as of the three months ended each respective quarter; Quarterly loan growth annualized

   27  Granular Loan Portfolio  Dollars in millionsSource: Company DocumentsData as of 3/31/22  Size of our top 75 Relationships  Largest individual loan is $16.1 million total committed exposureTotal participations purchased are less than 2% of outstanding balances

   28  Escalated MonitoringMarch 31, 2022  Dollars in millionsSource: Company DocumentsData as of 3/31/22  SECTOR   TOTAL COMMITTED  % OF LOANS  LTV %  HOTELS  $135.8 MILLION  4.6%  61.6%   FLAGGED  $73.6 MILLION       NON-FLAGGED  $62.2 MILLION      RESTAURANTS  $ 90.9 MILLION  3.1%  47.1%   CHAIN  $70.4 MILLION       NON-CHAIN  $18.7 MILLION       CONSTRUCTION  $ 1.8 MILLION      RETAIL  $207.6 MILLION  7.0%  51.5%   CONSTRUCTION  $26.6 MILLION       NON-OWNER OCCUPIED   $46.0 MILLION       RETAIL STRIP W/ ANCHOR  $50.3 MILLION       RETAIL STRIP NO ANCHOR  $84.7 MILLION

   29  Loan Concentrations Over Time  C&D Loan Concentration Over Time  CRE Loan Concentration Over Time  Source: S&P Global Market IntelligenceNote: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively

   30  Overview of PPP Activity  As of March 31, 2022, we have 177 loans totaling $19.4 million with $0.7 million from round 1 and $18.7 million from round 2. The PPP loans have an average size of $109,700Balance of Net Fees - $0.7 million PPP loans made to Enhanced Risk sectors are detailed below:     Dollars in millionsSource: Company documents  HOTELS  $ 0.1 MILLION  RESTAURANTS  $ 4.3 MILLION  RETAIL  $ 1.9 MILLION   TOTAL   $ 6.3 MILLION

   31  Loan Reserves Detail & Nonperforming AssetsMarch 31, 2022  Dollars in millionsSource: Company documents  RESERVES  TOTAL LOANS $2.970 BILLION $31.6 MILLION 1.06%  LOAN BALANCES  ALLL/CREDIT MARK  ALLL/MARK TO LOANS  NON PERFORMING ASSETS  BALANCES  % OF LOANS + OREO  LEGACY $20.7 MILLION 0.70%  TOTAL NON PERFORMING ASSETS $27.6 MILLION 0.93%  ACQUIRED $6.9 MILLION 0.23%

   32  Asset Quality Over Time  NPAs / Loans + OREO (%)  NCOs / Average Loans (%)  ACL / NPLs (%)  ACL / Loans (%)  Source: S&P Global Market IntelligenceYearly data as of or for the twelve months ended each respective year; Q1 ‘22 data for the three months ended 3/31/22

   33  History of Prudent Credit Culture  15-Year NCOs / Avg. Loans vs. Banking Industry (%)  Source: S&P Global Market Intelligence, FDICYearly data as of or for the twelve months ended each respective year Note: FDIC data as of 12/31/21  (0.12%)FBMS NCOs / Avg. Loans for the three months ended 3/31/22

   34  Attractive Deposit Portfolio  Historical Deposit Composition ($bn)  Cost of Total Deposits Over Time (%)   Dollars in millions unless otherwise noted Source: S&P Global Market Intelligence; company documents Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter; deposit mix as of 3/31/22(1) Deposits without reclassification; At March 31, 2022, $837.7 million of NOW accounts were reclassified as money market accounts  97.4% core deposits14.9% non-interest bearing demand deposits    Q1 ‘22 Deposit Composition (1)

 35  Capital & Liquidity

   36  Capital Position  TCE / TA (%) (1)  Leverage Ratio (%)  Total Risk Based Capital Ratio (%)  CET1 Ratio (%)   Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively; Q1 ’22 data for the three months ended 3/31/22(1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

   37  Capital Appreciation & Returns to Shareholders  Tangible Book Value per Share ($)  Dividends Declared per Share ($)  Shares Repurchased (%) (3)   Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively; Q1 ’22 data as of or for the three months ended 3/31/22(1) Tangible book value per share as of 3/31/22 inclusive of ($76.8 million) change in accumulated other comprehensive income and the repurchase of 600,000 shares during the quarter(2) Q1 ’22 dividend declared per share annualized(3) Represents shares repurchased in period stated divided by common shares outstanding at prior period end  (2)  Dollars Returned to Shareholders ($M)  (1)

   38  Liquidity Position  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q1 ’22 data for the three months ended 3/31/22  Gross Loans / Deposits (%)  Cash & Cash Equivalents / Total Assets (%)

 39  Appendix

   40  Deposit Market Share by State  Mississippi  Florida  Alabama  Louisiana  Georgia  Source: S&P Global Market IntelligenceData as of 6/30/21Note: Deposits capped at $1.0 bn per branchNote: Deposit data pro forma for pending transactions

Deposit Market Share by Select MSAs

Tallahassee, FL MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Truist Financial Corp.	$2,490	20.76 %	7
2	Wells Fargo & Co.	1,908	15.87	6
3	Capital City Bank Group Inc.	1,633	13.62	18
4	Bank of America Corp.	1,264	10.54	6
5	Home BancShares Inc.	743	6.20	8
6	Regions Financial Corp.	732	6.10	4
7	First American Financial Corp.	708	5.86	0
8	Prime Meridian Holding Co.	651	5.43	3
9	The First Bancshares Inc.	532	4.43	6
10	Hancock Whitney Corp.	491	4.10	3

Gulfport-Biloxi, MS MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Hancock Whitney Corp.	$3,117	41.92 %	19
2	The First Bancshares Inc.	791	10.64	11
3	Peoples Financial Corporation	652	8.77	19
4	Community Bancshares of Mississippi Inc.	508	6.83	7
5	Cadence Bank	502	6.75	8
6	Merchants & Marine Bancorp Inc.	487	6.55	9
7	Regions Financial Corp.	373	5.02	7
8	Wells Fargo & Co.	310	4.17	4
9	First Federal Savings and Loan Association	227	3.05	6
10	Bank of Wiggins	160	2.15	3

Fort Walton Beach-Destin, FL MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$1,387	17.72 %	13
2	Synovus Financial Corp.	777	9.93	6
3	Hancock Whitney Corp.	739	9.45	5
4	Trustmark Corp.	639	8.17	7
5	Bank of America Corp.	630	8.06	3
6	Wells Fargo & Co.	536	6.85	5
7	Southern National Banks Inc.	504	6.44	9
8	The First Bancshares Inc.	389	4.96	5
9	The PNC Financial Services Group Inc.	325	4.15	5
10	Truist Financial Corp.	293	3.75	5

Mobile, AL MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$3,186	30.08	24
2	The PNC Financial Services Group Inc.	1,894	17.85	20
3	Hancock Whitney Corp.	1,639	15.44	7
4	Wells Fargo & Co.	811	7.64	8
5	The Toronto-Dominion Bank	629	5.92	2
6	Trustmark Corp.	494	4.66	6
7	The First Bancshares Inc.	448	4.22	10
8	ServisFirst Bancshares Inc.	445	4.20	2
9	Truist Financial Corp.	256	2.41	4
10	Cadence Bank	144	1.36	3

Hattiesburg, MS MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Cadence Bank	$825	19.08 %	8
2	Trustmark Corp.	633	14.59	9
3	Regions Financial Corp.	621	14.32	8
4	Hancock Whitney Corp.	568	13.10	4
5	The First Bancshares Inc.	383	8.82	5
6	PriorityOne Capital Corp.	221	5.10	6
7	Community Bancshares of Mississippi Inc.	208	4.80	2
8	Wells Fargo & Co.	114	2.64	2
9	Citizens Corp.	114	2.63	3
10	Citizens National Banc Corp.	106	2.43	3

Baton Rouge, LA MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	JPMorgan Chase & Co.	$9,000	33.43 %	23
2	Capital One Financial Corp.	4,465	16.58	14
3	Hancock Whitney Corp.	3,650	13.56	23
4	Regions Financial Corp.	2,024	7.52	21
5	The Toronto-Dominion Bank	1,327	4.93	6
6	Investar Holding Corp.	1,036	3.85	12
7	Business First Bancshares Inc.	1,021	3.79	8
8	Red River Bancshares, Inc.	480	1.78	6
9	Citizens Bancorp Inc.	354	1.31	7
10	First Guaranty Bancshares Inc.	349	1.30	5
12	The First Bancshares Inc.	301	1.12	11

Source: S&P Global Market Intelligence
Data as of 6/30/21
Note: Deposits capped at $1.0 bn per branch
Note: Deposit data pro forma for pending transactions

TheFirst BANCSHARES, INC.
41

Historical Financials  42   Source: S&P Global Market Intelligence Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter(1) Non-GAAP measure, see reconciliation to closest GAAP measure

   43  Non-GAAP Reconciliation

   44  Non-GAAP Reconciliation (cont.)

   45  Non-GAAP Reconciliation (cont.)

   46  Non-GAAP Reconciliation (cont.)

   47  Non-GAAP Reconciliation (cont.)